Ex-99.906CERT

                                 Certifications

            Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of the Clearwater Investment Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/Philip W. Pascoe
      ------------------------------------
      Philip W. Pascoe
      President
      (Chief Executive Officer)

Date: August 29, 2003
      ------------------------------------

            This certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

            A signed original of this written statement required by Section 906 has been provided to the Clearwater Investment Trust and will be retained by the Clearwater Investment Trust and furnished to the Securities and Exchange Commission of its staff upon request



            Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of the Clearwater Investment Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/Philip W. Pascoe
      ------------------------------------
      Philip W. Pascoe
      Treasurer
      (Chief Financial Officer)

Date: August 29, 2003
      ------------------------------------

            This certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

            A signed original of this written statement required by Section 906 has been provided to the Clearwater Investment Trust and will be retained by the Clearwater Investment Trust and furnished to the Securities and Exchange Commission of its staff upon request